SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 16, 2000




                               THE MNI GROUP INC.




               10 WEST FOREST AVENUE, ENGLEWOOD, NEW JERSEY 07631



                                 (201) 569-1188





INCORPORATED UNDER THE LAWS      COMMISSION FILE              I.R.S. EMPLOYER
  OF STATE OF NEW JERSEY              NUMBER               IDENTIFICATION NUMBER

                                     0-18349                    22-2380325

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Board of Directors of The MNI Group Inc. (the "Company") approved the replacement of Lipner, Gordon & Co. LLP (the "Former Accountants") as the Company's independent outside accountants and the selection of Goldstein & Ganz P.C. as the Company's new independent outside accountants.

         The report of the Former Accountants on the financial statements of the Company for the fiscal year ended January 31, 1999 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report was qualified as to the Company's ability to continue as a going concern.

         The report of the Former Accountants on the financial statements of the Company for the fiscal year ended January 31, 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. The report was qualified as to the Company's ability to continue as a going concern.

         During the Company's fiscal years ended January 31, 1999 and 1998 and through the date of this report, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference thereto in their report on the financial statements for such years.

         During the fiscal years ended January 31, 1999 and 1998 and through the date of this report, the Former Accountants did not advise the Company with respect to the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

         The Company engaged Goldstein & Ganz P.C. as its new independent accountants effective February 16, 2000. During the two fiscal years preceding its appointment and through the date hereof, the Company had not consulted with Goldstein & Ganz P.C. on items regarding:

          (i) Either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new

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accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

          (ii) Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

         The Company has provided the Former Accountants with a copy of the foregoing disclosures and has requested in writing that the Former Accountants furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with such disclosures. A copy of such letter is filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) The letter of the Former Accountants is filed as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE MNI GROUP INC.



                                           By: /s/ ARNOLD GANS
                                               ---------------
                                                   Arnold Gans
                                                   President


Date: February 17, 2000


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